SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 15, 2005


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
-------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                           94-3054600
---------------------------         ------------------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
-----------------------------------------------         -------------
(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
             ---------------------------------------------------
              Registrant's telephone number, including area code

Item 8.01.           Other Events
                     ------------

     On Friday, May 20, 2005, a Tri-Annual Meeting of Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund,
L.P., was convened at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 10:30 a.m. local time. The final vote counts for the proposals in the Proxy Statement that accompanied the Notice of Meeting are attached as an Exhibit hereto and are incorporated by reference into this Report.

Item 9.01.        Financial Statements And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1    Proxy Vote for Meeting of Limited
                                   Partners of Technology Funding Venture
                                   Partners IV, An Aggressive Growth Fund,
                                   L.P., on May 20, 2005



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  May 20, 2005                By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.